UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2019

TRIBUNE MEDIA COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08572	36-1880355
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

515 North State Street, Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 222-3394

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TRCO	The New York Stock Exchange

Item 2.02.	Results of Operations and Financial Condition.

On May 10, 2019, Tribune Media Company (the “Company”) released earnings information for the three months ended March 31, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 10, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2019	Tribune Media Company

	By:	/s/ Chandler Bigelow
Chandler Bigelow
Executive Vice President and Chief Financial Officer